Subsequent Events	3 Months Ended
Jun. 30, 2014
Notes to Consolidated Financial Statements [Abstract]
subsequent event

On July 1, 2014 the Company increased the 2012 Credit Agreement by establishing an incremental term loan tranche of $600,000 ("Term Loan A-2") to finance an investment in the U.S. into Sound Inpatient Physicians, Inc., which closed in July of 2014, and for general corporate purposes. This investment of approximately $550,000 net in Sound Inpatient Physicians, Inc., a physician services organization focused on hospitalist and post-acute care services, furthers the Company's strategic investments in Care Coordination.

Term Loan A-2 has a one year maturity and must be mandatorily prepaid with 100% of the net cash proceeds of US$-denominated bonds or syndicated term loans, to the extent that these proceeds exceed a certain threshold. The interest rate under the Term Loan A-2 is a rate equal to either (i) Libor plus an applicable margin or (ii) the Base Rate as defined in the 2012 Credit Agreement plus an applicable margin. The applicable margin increases after 90 days and 180 days following disbursement.